MERRILL LYNCH
EMERGING TIGERS
FUND, INC.









FUND LOGO









Quarterly Report

August 31, 1996




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets,currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


















Merrill Lynch
Emerging Tigers Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH EMERGING TIGERS FUND, INC.


Asset Allocation
As a Percentage* of
Net Assets as of
August 31, 1996

Map Depicting the Fund's Asset Allocation As A Percentage* of
Net Assets as of August 31, 1996

INDIA                5.4%
SRI LANKA            0.6%
INDONESIA            8.9%
MALASIA             31.0%
THAILAND            11.1%
SINGAPORE           17.1%
CHINA                2.5%
PHILIPPINES         14.3%
INDOCHINA            0.9%
[FN]
*Total may not equal 100%.





DEAR SHAREHOLDER


We are pleased to provide you with this first quarterly report for Merrill Lynch Emerging Tigers Fund, Inc. As we announced in our May 31, 1996 semi-annual report to shareholders, on June 10, 1996 Merrill Lynch Emerging Tigers Fund, Inc. converted to open-end status; that is, the Fund's shares are redeemable at net asset value at any time. In addition, the Fund became available through the Merrill Lynch Select Pricing SM System; therefore clients can now purchase shares with an upfront sales charge (Class A or Class D), or at net asset value, subject to a contingent deferred sales charge and/or an annual distribution fee (Class B or Class C). Shareholders of the closed-end Fund became Class A shareholders with this change. See "About Fund Performance" on pages 4 and 5 of this report to shareholders for a complete description of each class of shares available.

Investment Activities
During the quarter ended August 31, 1996, the "emerging tigers" markets fell by about 4%. Concerns about current account deficits in certain countries, slowing export growth and a likely interest rate increase in the United States continued to deter investors. There were new concerns about the possibility that Asia, after 15 years of extraordinary economic growth, has finally reached a stage of much lower growth. The declines in the emerging tiger stock markets were reflected in the Fund's total returns for the August quarter. During the quarter, the total return for Merrill Lynch Emerging Tigers Fund, Inc.'s Class A Shares was -5.03%. Total returns for Class B, Class C and Class D Shares were -4.06%, -4.12% and -3.93%, respectively, since inception (June 10, 1996) through August 31, 1996. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--6 of this report to shareholders.)

In contrast to the positive results of some Hong Kong companies, the latest round of earnings from companies in The People's Republic of China were uninspiring. In particular, earnings for companies in the important petrochemical sector were disappointing because of falling product prices in China. In terms of the economy, it appeared that the government is moving in the direction of further monetary policy easing. However, the Chinese do not want a repeat of the boom and bust cycles which occurred in the late 1980s and early 1990s. It is likely that the government will ease credit selectively and moderately. The Fund's direct exposure to China is concentrated in the shares of Guangdong Investments, Ltd.

The release of July current account figures for Malaysia provided some relief for investor pessimism since the figures showed a surplus for the second consecutive month. The surplus was caused mainly by a significant fall in imports rather than an increase in exports. The stronger Malaysian ringgit relative to the yen also reduced the value of imports as compared to last year. The central bank has not yet moved to lower interest rates because it believes that credit and monetary growth remain too strong. However, interbank interest rates declined slightly, causing one bank to lower base lending rates. It appears that the rate of growth for the Malaysian economy has slowed.

As economic overheating fears subside in the second half of this year, investor concerns will start to focus on corporate earnings. The earnings outlook will be discounted to reflect the sluggish macroeconomic conditions. If the Malaysian central bank does slow the rate of money supply growth, its stock market is likely to be negatively affected. Over the past years, the Malaysian market was shown to be liquidity-driven. The Fund is still underweighted in the Malaysian market, and most of its holdings are in the banking and consumer sectors.

Concerns about a slowing economy, arising from a decline in the electronics sector globally, caused a retrenchment in the Singapore index during the quarter ended August 31, 1996. The 2.1% fall in June of non-oil exports, versus a market consensus of 10% growth, is the first decline registered since December 1991. Most economists are revising forecasts of gross domestic product (GDP) growth for 1996 to about 7.7% from 8.7%. Corporate earnings growth has been generally lower than expectations.

Thailand's economy was beset by a range of woes. In the forefront was the high current account deficit, which stands at about 8% of GDP. Connected to this problem is the recently reported decline in export growth. This drop in export growth engendered arguments about the structural economic adjustments--from low value-added industries to higher value-added industries--which are necessary in order for Thailand to become more globally competitive.

In addition, there is the problem of its pegged currency which, over the years, led to high inflation and consequently to a rising real effective exchange rate. There are questions about the sustainability of the baht peg. There are also concerns about the oversupply in the property market. Finally, the latest corporate results showed earnings growth to be in single digits, as opposed to the forecasted 20% or more. Needless to say, forecasts for 1997 were adjusted down accordingly, and these various concerns led to a sharp decline in the Stock Exchange of Thailand Index over the past two months. The Fund was neutral weighted to the benchmark in this market over the past year. The overweighting in the banking sector proved advantageous as earnings and valuations are much better than for other companies.

In the Philippines, the economy exhibited some strength in the second quarter of 1996 with GDP growth of about 5.7%. Similar to the other Asian countries, there was some slowing in export growth, mainly in the electronics sector. However, earnings growth continued to be strong and valuations remained relatively reasonable. In addition, the economy is still engaged in its secular growth phase.

During the quarter ended August 31, 1996, the Indonesian stock market lost some of the gains which it made in the first half of 1996. The decline can be attributed to political uncertainty following the riots in Jakarta which were instigated by members of the opposition party. There are two issues which concern investors: the president's successor and the expansion of democracy. President Suharto's health was questioned when he went to Germany to have a heart condition evaluated. He is currently 78 years old and has not named a successor. If Indonesia was a true democracy, succession would not be a big issue. However, after two decades of autocratic rule, it is hard to imagine a smooth transition of power. Suharto also indicated by his actions against the opposition party that he is unwilling to expand the reaches of democracy.

On Indonesia's economic front, the central bank has to keep interest rates high in order to fight inflationary pressures. Money supply growth was also unacceptably high, and corporate earnings results were mixed. Consumer companies had disappointing earnings because of increasing competition. Some companies that manufacture cyclical products, such as cement, had better-than-expected results.

The Fund's largest holdings in Indonesia are in tobacco and infrastructure-related issues. We began shifting out of the consumer sector because of declining profit margins, increasing competition and falling market shares.

In India, there was little movement toward budget reforms during the quarter ended August 31, 1996. Although infrastructure development is constantly discussed, the government still has not initiated policies which will lead to an actual inflow of direct foreign investment. There was no discussion of fiscal reform apart from raising more taxes from the corporate sector through the imposition of a minimum alternate tax of 12.9%. This tax, and a further reduction in import duties, will lead to a fall in earnings growth. An easing liquidity environment may offset lower earnings growth in the short term.


Investment Outlook and
Strategy
The Asian markets have been lackluster since 1993. Valuations at that time had expanded beyond supportable levels. Therefore, we expected share prices to fall until a valuation adjustment had taken place. We believe that valuations have been realigned to reasonable levels because the price/earnings ratio of the emerging tiger countries is no longer at a premium to the price/earnings ratio of the United States. However, investors are now concerned about current account deficits in certain countries and slowing export growth. Analysts believe that economic growth in Asia will no longer reach the levels seen in the past ten years. Naturally, the Asian economies have matured, and growth in some of the more mature countries will not reach lofty levels. Although Asian economic growth rates are still the highest in the world, investors are currently adjusting to slower economic growth rates and more moderate earnings growth rates.

We continued to be overweighted in the Philippines during the quarter ended August 31, 1996. Looking ahead, we are likely to increase our holdings in Malaysia and decrease our holdings in Indonesia and Singapore. The cash position of the Fund declined from 10% of net assets to 8% during the three-month period ended August 31, 1996.

In Conclusion
We thank you for your investment in Merrill Lynch Emerging Tigers
Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Kara Tan Bhala)
Kara Tan Bhala
Vice President and Portfolio Manager


September 26, 1996




PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results*
                                                                                    12 Month    3 Month
                                                   8/31/96   5/31/96++  8/31/95     % Change    % Change++
Class A Shares                                     $14.93    $15.72     $14.61        +2.19%      -5.03%
Class B Shares                                      14.90     15.53       --            --        -4.06
Class C Shares                                      14.89     15.53       --            --        -4.12
Class D Shares                                      14.92     15.53       --            --        -3.93
Class A Shares--Total Return                                                          +2.27(1)    -5.03
Class B Shares--Total Return                                                            --        -4.06
Class C Shares--Total Return                                                            --        -4.12
Class D Shares--Total Return                                                            --        -3.93

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class B, Class C and Class D Shares are since inception (6/10/96).
(1)Percent change includes reinvestment of $0.011 per share ordinary income dividends.

Performance
Summary--
Class A Shares++
                            Net Asset Value            Capital Gains
Period Covered           Beginning     Ending           Distributed        Dividends Paid*      % Change**
3/4/94--12/31/94          $14.18      $14.02                --                  --                +0.12%
1995                       14.02       14.09                --                $0.148              +0.58
1/1/96--8/31/96            14.09       14.93                --                 0.011              +5.96
                                                                              ------
                                                                        Total $0.159

                                                           Cumulative total return as of 8/31/96: +6.70%**

++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




PERFORMANCE DATA (concluded)


Average Annual
Total Return++


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +4.38%          -1.10%
Inception (3/04/94) through 6/30/96       +4.53           +2.13
[FN]
++Performance results for per share net asset value of Class A
  Shares prior to June 10, 1996 are for the period when the Fund was closed-end.
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Aggregate
Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (6/10/96) through 6/30/96        -0.13%         -4.12%
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (6/10/96) through 6/30/96        -0.19%         -1.19%
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after one year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (6/10/96) through 6/30/96        -0.13%         -5.37%
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS                                                                                    (in US dollars)
                                 Shares Held/                                                                      Percent of
COUNTRY      Industries          Face Amount          Long-Term Investments               Cost            Value    Net Assets
China        Conglomerates         7,502,000  Guangdong Investments, Ltd. (a)          $  5,099,086     $  5,384,907    2.5%

                                              Total Long-Term Investments in China        5,099,086        5,384,907    2.5


India        Auto & Truck            151,566  Tata Engineering Locomotive Co. (GDR)**     2,164,511        2,481,893    1.1

             Cement                  126,000  Gujarat Ambuja Cement (GDR)**               1,000,612        1,260,000    0.6

             Engineering             283,500  Larsen & Toubro Ltd. (GDR)**                4,446,625        4,309,200    2.0

             Financial Services      191,400  Industrial Credit & Investment
                                              Corporation of India Ltd. (GDR)**           2,225,025        2,189,616    1.0

             Pharmaceuticals         190,200  Dr. Reddy's Labs (GDR)**                    1,860,500        1,426,500    0.7

                                              Total Long-Term Investments in India       11,697,273       11,667,209    5.4

Indochina    Other                    75,000  Southeast Asia Frontier Fund                  397,500          367,500    0.2
                                     141,300  Vietnam Frontier Fund                       1,455,390        1,413,000    0.7

                                              Total Long-Term Investments in Indochina    1,852,890        1,780,500    0.9


Indonesia    Banking                 868,600  P.T. Bank International Indonesia           1,588,559        2,003,177    0.9

             Building &            5,840,000  P.T. Citra Marga Nusaphala                  3,865,245        3,741,192    1.7
             Construction

             Insurance             3,374,000  P.T. Lippo Life Insurance                   3,795,842        2,881,913    1.3

             Miscellaneous--         468,900  P.T. Modern Photo Film                      2,335,560        1,556,992    0.7
             Consumer

             Telecommunications       56,600  P.T. Telekomunikasi Indonesia (Persero)
                                              (ADR)*                                      1,178,424        1,577,725    0.7

             Tobacco                 797,750  P.T. Hanjaya Mandala Sampoerna              2,732,085        7,682,794    3.6

                                              Total Long-Term Investments in
                                              Indonesia                                  15,495,715       19,443,793    8.9


Malaysia     Automobiles              52,000  Edaran Otomobil Nasional BHD                  502,584          542,362    0.2

             Banking               1,681,000  Affin Holdings BHD                          2,686,851        3,843,750    1.8
                                     801,600  Arab-Malaysian Merchant Bank BHD            3,624,193        5,466,624    2.5
                                   3,498,666  Public Bank BHD 'Foreign'                   5,612,875        6,708,771    3.1
                                                                                       ------------     ------------  ------
                                                                                         11,923,919       16,019,145    7.4

             Building &            1,907,000  I.J.M. Corp. BHD                            3,299,946        3,564,915    1.6
             Construction

             Conglomerates         2,491,000  Renong BHD                                  3,554,229        3,637,372    1.7
                            US$    1,530,000  Renong BHD, 2.50% due 1/15/2005             1,671,525        1,686,825    0.8
                                                                                       ------------     ------------  ------
                                                                                          5,225,754        5,324,197    2.5

             Engineering &  US$    4,225,000  United Engineering, Ltd., 2%
             Construction                     due 3/01/2004                               4,903,317        5,175,625    2.4

             Industrial              462,250  O.Y.L. Industries BHD                       2,555,207        4,450,417    2.0
                                      46,225  O.Y.L. Industries BHD 'A' (New)               278,240          442,260    0.2
                                                                                       ------------     ------------  ------
                                                                                          2,833,447        4,892,677    2.2

             Leisure               2,802,000  Berjaya Sports TOTO BHD                     4,855,754       10,397,344    4.8
                                     693,000  Genting BHD                                 6,482,532        5,115,212    2.3
                                     776,000  Resorts World BHD                           4,528,444        4,233,633    2.0
                                                                                       ------------     ------------  ------
                                                                                         15,866,730       19,746,189    9.1

             Real Estate             980,000  IOI Properties BHD                          3,555,471        2,948,492    1.4
                                   1,217,500  Land & General BHD (Ordinary)               1,521,420        2,227,134    1.0
                                                                                       ------------     ------------  ------
                                                                                          5,076,891        5,175,626    2.4

             Telecommun-             534,000  Telekom Malaysia BHD                        4,134,868        4,712,773    2.2
             ications       US$    2,090,000  Telekom Malaysia BHD, 4% due
                                              10/03/2004                                  2,116,225        2,142,250    1.0
                                                                                       ------------     ------------  ------
                                                                                          6,251,093        6,855,023    3.2

                                              Total Long-Term Investments in
                                              Malaysia                                   55,883,681       67,295,759   31.0


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
                                 Shares Held/                                                                       Percent of
COUNTRY      Industries          Face Amount        Long-Term Investments                 Cost            Value     Net Assets
Philippines  Banking        US$    3,790,000  Metro Bank & Trust Company,
                                              2.75% due 9/10/2000                      $  4,813,078     $  4,813,300    2.2%
                                      65,715  Metropolitan Bank and Trust Company           413,464        1,570,026    0.7
                                                                                       ------------     ------------  ------
                                                                                          5,226,542        6,383,326    2.9

             Beverages             1,041,040  San Miguel Corp. 'B'                        3,470,251        3,402,482    1.6

             Conglomerates           219,900  Benpres Holdings Corp. (GDR)**              2,159,018        1,539,300    0.7

             Engineering &         5,475,600  DMCI Holdings Inc.                          3,519,079        3,976,927    1.8
             Construction

             Food & Beverage       4,040,800  Universal Robina Corp.                      3,047,558        2,046,659    0.9

             International         4,134,900  International Container Terminal
             Trade                            Services, Inc.                              3,955,596        2,528,991    1.2


             Real Estate    US$    1,315,000  AC International Finance, 1.74%
                                              due 12/08/2000 (c)                          1,221,532        1,222,950    0.6
                                   2,182,500  Ayala Land, Inc. 'B'                        2,334,585        2,794,868    1.3
                                                                                       ------------     ------------  ------
                                                                                          3,556,117        4,017,818    1.9

             Retail                7,486,346  SM Prime Holdings, Inc.                     1,229,713        1,802,904    0.8
                                   9,670,000  Uniwide Holdings, Inc.                      1,792,055        2,070,031    1.0
                                                                                       ------------     ------------  ------
                                                                                          3,021,768        3,872,935    1.8

             Utilities--Electric     432,159  Manila Electric Co. (MERALCO) 'B'           2,913,550        3,320,488    1.5

                                              Total Long-Term Investments in the
                                              Philippines                                30,869,479       31,088,926   14.3


Singapore    Airlines                516,000  Singapore Airlines Ltd. 'Foreign'           4,907,692        5,465,558    2.5

             Banking                 541,000  Development Bank of Singapore Ltd.          5,490,536        6,345,703    2.9
                                     785,400  United Overseas Bank Ltd.                   5,694,869        7,537,428    3.5
                                                                                       ------------     ------------  ------
                                                                                         11,185,405       13,883,131    6.4

             Beverages               196,000  Fraser & Neave Ltd.                         1,858,848        1,978,531    0.9

             Industrial              635,000  Clipsal Industries Ltd.                     1,767,649        1,765,300    0.8

             Publishing &            339,800  Singapore Press Holdings Ltd.               4,867,466        5,894,021    2.7
             Broadcasting

             Real Estate             350,000  City Developments Ltd.                      2,826,650        2,911,068    1.3
                                   1,593,000  DBS Land Ltd.                               4,715,480        5,299,808    2.5
                                                                                       ------------     ------------  ------
                                                                                          7,542,130        8,210,876    3.8

                                              Total Long-Term Investments in
                                              Singapore                                  32,129,190       37,197,417   17.1

Sri Lanka    Finance                 259,333  Development Finance Corp.                   2,049,710        1,215,989    0.6

                                              Total Long-Term Investments in
                                              Sri Lanka                                   2,049,710        1,215,989    0.6

Thailand     Banking        US$    1,992,000  Bangkok Bank Public Company Ltd.,
                                              3.25% due 3/03/2004                         2,321,875        2,161,320    1.0
                                     171,920  Bangkok Bank Public Company Ltd.
                                              'Foreign'                                   1,558,359        2,174,482    1.0
                                     123,400  Siam City Bank Ltd.                           298,991          243,873    0.1
                            US$    2,500,000  Siam Commercial Bank Public Co.,
                                              3.25% due 1/24/2004                         3,218,480        2,737,500    1.3
                                     428,100  Thai Farmers Bank, Ltd. 'Foreign'           2,866,724        4,534,814    2.1
                                      53,512  Thai Farmers Bank, Ltd. 'Foreign'
                                              (Warrants)(b)                                  53,003           52,877    0.0
                                                                                       ------------     ------------  ------
                                                                                         10,317,432       11,904,866    5.5

             Building &              144,000  Land & House Public Co. 'Foreign'           3,150,860        2,071,779    1.0
             Construction

             Communications           85,000  Advanced Info Services PLC                    761,241        1,115,415    0.5

             Financial Services      323,600  Finance One Co., Ltd. 'Foreign'               193,850        1,598,814    0.7

             Mutual Funds          7,260,000  Ruam Pattana Fund II 'Foreign'              4,971,848        4,232,609    2.0

             Oil--Related            229,500  PTT Exploration and Production Public
                                              Co. 'Foreign'                               1,835,627        3,138,617    1.4

                                              Total Long-Term Investments in
                                              Thailand                                   21,230,858       24,062,100   11.1


                                              Total Long-Term Investments               176,307,882      199,136,600   91.8


                                 Face Amount      Short-Term Securities


United       Commercial     US$    4,803,000  General Electric Capital Corp.,
States       Paper***                         5.30% due 9/03/1996                         4,803,000        4,803,000    2.2
                                   8,000,000  McKenna Triangle National Corp.,
                                              5.40% due 9/13/1996                         7,988,000        7,988,000    3.7
                                                                                       ------------     ------------  ------
                                                                                         12,791,000       12,791,000    5.9

             US Government         4,000,000  Federal Home Loan Mortgage Corp.,
             & Agency                         5.15% due 9/05/1996                         3,998,856        3,998,856    1.9
             Obligations***

                                              Total Investments in Short-Term
                                              Securities                                 16,789,856       16,789,856    7.8


             Total Investments                                                         $193,097,738      215,926,456   99.6
                                                                                       ============
             Other Assets Less Liabilities                                                                   882,756    0.4
                                                                                                        ------------  ------
             Net Assets                                                                                 $216,809,212  100.0%
                                                                                                        ============  ======

             Net Asset Value:     Class A--Based on net assets of $212,926,148 and 14,265,804 shares
                                           outstanding                                                  $      14.93
                                                                                                        ============
                                  Class B--Based on net assets of $2,780,659 and 186,615 shares
                                           outstanding                                                  $      14.90
                                                                                                        ============
                                  Class C--Based on net assets of $734,180 and 49,304 shares
                                           outstanding                                                  $      14.89
                                                                                                        ============
                                  Class D--Based on net assets of $368,225 and 24,675 shares
                                           outstanding                                                  $      14.92
                                                                                                        ============

            *American Depositary Receipts (ADR).
           **Global Depositary Receipts (GDR).
          ***Commercial Paper and certain US Government & Agency
             Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)Security is regarded as an investment in China. A company is considered to be in an emerging market Asia-Pacific country when at least 50% of the company's non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents assets or activities located in such countries.
          (b)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (c)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.



EQUITY PORTFOLIO CHANGES


For the Quarter Ended August 31, 1996


Additions

Edaran Otomobil Nasional BHD
Industrial Credit & Investment
  Corporation of India Ltd. (GDR)
O.Y.L. Industries BHD 'A' (New)
Thai Farmers Bank, Ltd. 'Foreign'
  (Warrants)
Uniwide Holdings, Inc.


Deletions

Guangshen Railway Co., Ltd. (ADR)
Hong Leong Credit BHD
P.T. Indonesian Satellite Corp. (ADR)
P.T. Kalbe Farma
P.T. Mayorah Indah
Renong BHD (ICULS)
Renong BHD (Warrants)
Shanghai Petrochemical Co., Ltd. (ADR)

PORTFOLIO INFORMATION

As of August 31, 1996

                                          Percent of
Ten Largest Equity Holdings               Net Assets

Berjaya Sports TOTO BHD                      4.8%
P.T. Hanjaya Mandala Sampoerna               3.6
United Overseas Bank Ltd.                    3.5
Public Bank BHD 'Foreign'                    3.1
Development Bank of Singapore Ltd.           2.9
Singapore Press Holdings Ltd.                2.7
Arab-Malaysian Merchant Bank BHD             2.5
Singapore Airlines Ltd. 'Foreign'            2.5
Guangdong Investments, Ltd.                  2.5
DBS Land Ltd.                                2.5



OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Kara W.Y. Tan Bhala, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Wall Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863